UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________
FORM 8-K

_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 1, 2017
______________________________
SYNNEX CORPORATION
(Exact name of registrant as specified in its charter)
  _______________________________

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive Fremont, California		94538
(Address of principal executive offices)		(Zip Code)
(510) 656-3333
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.
Amendment of a Material Definitive Agreement
On September 1, 2017, SYNNEX Corporation (“SYNNEX”) announced that it has entered into an amendment to its Credit Agreement, initially dated as of November 27, 2013 (the “Credit Agreement”), with the lenders party thereto, Bank of America, N.A., as administrative agent, and certain United States subsidiaries of SYNNEX, as guarantors (the “Credit Agreement Amendment”). Among other things, the Credit Agreement Amendment amends the Credit Agreement by:

•	increasing the amount of the revolving loan commitment thereunder by $325 million, to $600 million

•
increasing the amount of the term loan commitment thereunder by $575 million, to $1,200 million, of which $700 million has been advanced, with the remaining balance of up to $500 million capable of being advanced in one additional drawing over a six-month period ending in March 2018, and with the proceeds of all such term loans able to be used to finance working capital, make capital expenditures, make permitted acquisitions and for other lawful corporate purposes;

•	increasing the amount of incremental commitments for revolving loans or term loans capable of being requested thereunder by $50 million, to $400 million;

•	extending the maturity date for revolving loans and the existing term loan to five years from the date of the Credit Agreement Amendment, to September 1, 2022;

•
decreasing the applicable margin on the rate of interest on loans borrowed under the Credit Agreement, which may now range, (A) in the case of LIBOR loans, from 1.25% per annum to 2.00% per annum based on SYNNEX’ Consolidated Leverage Ratio (as defined in the Credit Agreement) and (B) in the case of base rate loans, from 0.25% per annum to 1.00% per annum based on SYNNEX’ Consolidated Leverage Ratio;

•	increasing the maximum Consolidated Leverage Ratio that SYNNEX is required to maintain from 3.75 to 1.0, to 4.00 to 1.0; and

•	replacing the fixed charge coverage ratio SYNNEX was required to maintain, with a minimum Consolidated Interest Coverage Ratio (as defined in the Credit Agreement) of not less than 3.50 to 1.00.
The Credit Agreement Amendment also modifies the quarterly amortization payment schedule for repayment of the term loans described above, which is now repayable in an amount equal to 1.25% of the initial principal amount of each term loan made thereunder, with the remaining outstanding principal amount of the term loans due on the September 2022 maturity date.
The foregoing description of the Credit Agreement Amendment is qualified in its entirety by reference to the full text of the Credit Agreement Amendment which is attached hereto and filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.
As previously announced on June 5, 2017, SYNNEX entered into a Share Purchase Agreement with Datatec Limited, a public limited company organized and existing under the laws of the Republic of South Africa (“Parent”) and Datatec PLC, a public limited company organized and existing under the laws of the United Kingdom, and a wholly-owned subsidiary of Parent (“UK Parent Subsidiary” and together with Parent, the “Seller Entities”), to purchase the North America and Latin American distribution business of the Seller Entities through the purchase of 100% of the shares of Westcon Group, Inc., a company incorporated in the State of Delaware, and a wholly-owned subsidiary of UK Parent Subsidiary (“Westcon”), and to purchase 10% of the shares of each of Westcon Emerging Markets Group (Pty) Limited, a company incorporated in the Republic of South Africa and a wholly owned subsidiary of Parent (“SA Company”), and Westcon Group European Holdings, Limited, a company organized and existing under the laws of the United Kingdom and an indirect subsidiary of the Seller Entities (“UK Company”) (collectively, all shares of Westcon, SA Company and UK Company being purchased, referred to as the “Shares” and such transaction, the “Transaction”), as described in the Current Report on Form 8-K filed by SYNNEX on June 6, 2017. On July 22, 2017 and August 30, 2017, respectively, the parties entered into amendments to the Share Purchase Agreement. The Share Purchase Agreement, together with its amendments, are collectively referred to herein as the “Purchase Agreement”.
Pursuant to the terms of the Purchase Agreement, on September 1, 2017 (the “Closing Date”), SYNNEX purchased from the Seller Entities the Shares for an aggregate consideration consisting of $630 million in cash and a potential earnout amount of up to $200 million if certain gross profit measures are achieved by Westcon and its subsidiaries during the twelve-month period ending February 28, 2018.
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was originally filed as an exhibit to the Current Report on Form 8-K filed by SYNNEX on June 6, 2017 and which is incorporated herein by reference, and the full text of the amendments, which are attached hereto as Exhibit 2.2 and Exhibit 2.3, and each of which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure under Item 1.01 of this Current Report on Form 8-K relating to Amendment of a Material Definitive Agreement is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
On September 1, 2017, SYNNEX issued a press release announcing the Closing under the Purchase Agreement. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
2.1
Share Purchase Agreement among SYNNEX Corporation, Datatec Limited and Datatec PLC dated June 5, 2017 (filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed June 6, 2017, and incorporated herein by reference).

2.2	Amendment No. 1 to Share Purchase Agreement among SYNNEX Corporation, Datatec Limited and Datatec PLC dated July 22, 2017.*
2.3	Amendment No. 2 to Share Purchase Agreement among SYNNEX Corporation, Datatec Limited and Datatec PLC dated August 30, 2017.*
10.1
Sixth Amendment to Credit Agreement among SYNNEX Corporation, the guarantors party thereto, the lenders party thereto and Bank of America, N.A., in its capacity as Administrative Agent, an L/C Issuer and the Swing Line Lender dated September 1, 2017.

99.1	SYNNEX Press Release dated September 1, 2017

*	SYNNEX hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2017	SYNNEX CORPORATION

	By:	/s/ Simon Y. Leung
Simon Y. Leung Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1
Share Purchase Agreement among SYNNEX Corporation, Datatec Limited and Datatec PLC dated June 5, 2017 (filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed June 6, 2017, and incorporated herein by reference).

2.2	Amendment No. 1 to Share Purchase Agreement among SYNNEX Corporation, Datatec Limited and Datatec PLC dated July 22, 2017.*
2.3	Amendment No. 2 to Share Purchase Agreement among SYNNEX Corporation, Datatec Limited and Datatec PLC dated August 30, 2017.*
10.1
Sixth Amendment to Credit Agreement among SYNNEX Corporation, the guarantors party thereto, the lenders party thereto and Bank of America, N.A., in its capacity as Administrative Agent, an L/C Issuer and the Swing Line Lender dated September 1, 2017.

99.1	SYNNEX Press Release dated September 1, 2017

*	SYNNEX hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.